                                                                    Exhibit 99.2



                             LETTER OF TRANSMITTAL

                                FOR TENDERS OF

            $25,000,000 Aggregate Liquidation Preference of 13 1/4%
             Series A Senior Exchangeable Preferred Stock due 2009

                    JORDAN TELECOMMUNICATION PRODUCTS, INC.

                          Pursuant to the Prospectus
        dated ________, 1997 of Jordan Telecommunication Products, Inc.

--------------------------------------------------------------------------------

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _____________, 1997 (UNLESS EXTENDED) (THE "EXPIRATION DATE"). TENDERED OLD SECURITIES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.

--------------------------------------------------------------------------------


          Deliver to: Harris Trust and Savings Bank, Exchange Agent:


By Mail (registered or certified mail recommended): By Hand or Overnight
Courier:

Harris Trust and Savings Bank              Harris Trust and Savings Bank
c/o Harris Trust Company of New York       c/o Harris Trust Company of New York
P. O. Box 1010                             77 Water Street
Wall Street Station Finance                4th floor
New York, NY 10268                         New York, NY 10004


                             By Facsimile:
                             (212) 701-7636

                             Confirm by Telephone:
                             (212) 701-7624

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

     The undersigned acknowledges that he or she has received the Prospectus, dated ________, 1997 (the "Prospectus"), of Jordan Telecommunication Products, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal, which may be amended from time to time (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $25 million aggregate liquidation preference of 13 3/4% Series B Senior Preferred Stock due 2009 (the "New Senior Preferred Stock") of the Company for a like principal amount of the Company's issued and outstanding 13 3/4% Series A Senior Preferred Stock due 2009 (the "Old Senior Preferred Stock" and together with the New Senior Preferred Stock, the "Senior Preferred Stock"), with the holders (each holder of Old Senior Preferred Stock, a "Holder") thereof.

     For each Old Senior Preferred Stock accepted for exchange, the Holder of such Old Senior Preferred Stock will receive a share of New Senior Preferred Stock having a liquidation preference equal to that of the surrendered Old Senior Preferred Stock. The New Senior Preferred Stock will accrue dividends from the most recent date to which dividends have been paid on the Old Senior Preferred Stock or, if no dividends have been paid on the Old Senior Preferred Stock, from July 25, 1997. Accordingly, registered holders of New Senior Preferred Stock on the relevant record date for the first dividend payment date following the consummation of the Exchange Offer will receive dividends accruing from the most recent date to which dividends have been paid or, if no interest or dividends have been paid, from July 25, 1997. Old Senior Preferred Stock accepted for exchange will cease to accrue interest or dividends from and after the date of consummation of the Exchange Offer. Holders of Old Senior Preferred Stock whose Old Senior Preferred Stock is accepted for exchange will not receive any payment in respect of dividends on such Old Senior Preferred Stock otherwise payable on any dividend payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter is to be used: (i) by all Holders who are not members of the Automated Tender Offering Program ("ATOP") at the Depository Trust Company ("DTC"); (ii) by Holders who are ATOP members but choose not to use ATOP; or
(iii) if the Old Senior Preferred Stock is to be tendered in accordance with the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 2. Delivery of this Letter to DTC does not constitute delivery to the Exchange Agent.

     Notwithstanding anything to the contrary in the registration rights agreement dated July 25, 1997 among the Company and the original purchasers of Old Senior Preferred Stock (the "Registration Rights Agreement"), the Company will accept for exchange any and all Old Senior Preferred Stock validly tendered on or prior to 5:00 p.m., New York City time, on _________, 1997 (unless the Exchange Offer is extended by the Company) (the "Expiration Date"). Tenders of Old Senior Preferred Stock may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

IMPORTANT: HOLDERS WHO WISH TO TENDER OLD SENIOR PREFERRED STOCK IN THE EXCHANGE OFFER MUST COMPLETE THIS LETTER OF TRANSMITTAL AND TENDER THE OLD SENIOR PREFERRED STOCK TO THE EXCHANGE AGENT AND NOT TO THE COMPANY.

     The Exchange Offer is not conditioned upon any minimum liquidation preference of Old Senior Preferred Stock being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section titled "The Exchange Offer--Conditions to the Exchange Offer."

     The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, Holders of Old Senior Preferred Stock in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

     The instructions included with this Letter of Transmittal must be followed in their entirety. Questions and request for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address listed above.

                 APPROPRIATE SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

          The undersigned hereby tenders to the Company the liquidation preference of Old Senior Preferred Stock indicated below under "Description of Old Senior Preferred Stock," in accordance with and upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal, for the purpose of exchanging each $1,000 liquidation preference of Old Senior Preferred Stock designated herein held by the undersigned and tendered hereby for $1,000 liquidation preference of the New Senior Preferred Stock. New Senior Preferred Stock will be issued only in whole shares to each tendering Holder of Old Senior Preferred Stock whose Old Senior Preferred Stock is accepted in the Exchange Offer. Holders may tender all or a portion of their Old Senior Preferred Stock pursuant to the Exchange Offer.

          Subject to, and effective upon, the acceptance for exchange of the Old Senior Preferred Stock tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all such Old Senior Preferred Stock that is being tendered hereby and that is being accepted for exchange pursuant to the Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company), with respect to the Old Senior Preferred Stock tendered hereby and accepted for exchange pursuant to the Exchange Offer with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the Old Senior Preferred Stock tendered hereby to the Company (together with all accompanying evidences of transfer and authenticity) for transfer or cancellation by the Company.

          All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Any tender of Old Senior Preferred Stock hereunder may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal. See Instruction 4 hereto.

          The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Senior Preferred Stock tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the assignment and transfer of the Old Senior Preferred Stock tendered. The undersigned has read and agrees to all of the terms of the Exchange Offer.

          The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Senior Preferred Stock tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

          The name(s) and address(es) of the registered Holder(s) should be printed herein under "Description of Old Senior Preferred Stock" (unless a label setting forth such information appears thereunder), exactly as they appear on the Old Senior Preferred Stock tendered hereby. The certificate number(s) and the liquidation preference of Old Senior Preferred Stock to which this Letter of Transmittal relates, together with the of such

Old Senior Preferred Stock that the undersigned wishes to tender, should be indicated in the appropriate boxes herein under "Description of Old Senior Preferred Stock."

          The undersigned agrees that acceptance of any tendered Old Senior Preferred Stock by the Company and the issuance of New Senior Preferred Stock in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that, upon the issuance of the New Senior Preferred Stock the Company will have no further obligations or liabilities thereunder.

          The undersigned understands that the tender of Old Senior Preferred Stock pursuant to one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Securities Preferred Stock" and the Instructions hereto will constitute the tendering Holder's acceptance of the terms and the conditions of the Exchange Offer. The undersigned hereby represents and warrants to the Company that the New Senior Preferred Stock to be acquired by such Holder pursuant to the Exchange Offer is being acquired in the ordinary course of such Holder's business, that such Holder has no arrangement or understanding with any person to participate in the distribution of the New Senior Preferred Stock. The Company's acceptance for exchange of Old Senior Preferred Stock tendered pursuant to the Exchange Offer will constitute a binding agreement between the tendering Holder and the Company upon the terms and subject to the conditions of the Exchange Offer.

          THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT IT IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION OF THE NEW SENIOR PREFERRED STOCK.

          The undersigned also acknowledges that this Exchange Offer is being made based on interpretations by the staff of the Securities and Exchange Commission (the "Commission") set forth in no-action letters issued to third parties in other transactions substantially similar to the Exchange Offer, which lead the Company to believe that the New Senior Preferred Stock issued in exchange for the Old Senior Preferred Stock pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, (ii) an Initial Purchaser who acquired the Old Senior Preferred Stock directly from the Company solely in order to resell pursuant to Rule 144A of the Securities Act or any other available exemption under the Securities Act, or (iii) a broker-dealer who acquired the Old Senior Preferred Stock as a result of market making or other trading activities), without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Senior Preferred Stock was acquired in the ordinary course of such holders' business and such holders are not participating and have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such New Senior Preferred Stock. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Senior Preferred Stock and has no arrangement or understanding to participate in a distribution of New Senior Preferred Stock. If any holder is an affiliate of the Company or is engaged in or has any arrangement or understanding with respect to the distribution of the New Senior Preferred Stock to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act. If the undersigned is a broker-dealer that will receive New Senior Preferred Stock for its own account in exchange of Old Senior Preferred Stock, it represents that the Old Senior Preferred Stock to be exchanged for the New Senior Preferred Stock was acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Senior Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of Section 2(11) of the Securities Act.

          The undersigned understands that the New Senior Preferred Stock issued in consideration of Old Senior Preferred Stock accepted for exchange, and/or any liquidation preference of Old Senior Preferred Stock not tendered or not accepted for exchange, will only be issued in the name of the Holder(s) appearing herein under "Description of Old Senior Preferred Stock." Unless otherwise indicated under "Special Delivery Instructions," please mail the New Senior Preferred Stock issued in consideration of Old Senior Preferred Stock accepted for exchange, and/or any liquidation preference of Old Senior Preferred Stock not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the Holder(s) at the address(es) appearing herein under "Description of Old Senior Preferred Stock." In the event that the Special Delivery Instructions are completed, please mail the New Senior Preferred Stock issued in consideration of Old Senior Preferred Stock accepted for exchange, and/or any Old Senior Preferred Stock for any liquidation preference not tendered or not accepted for exchange, in the name of the Holder(s) appearing herein under "Description of Old Senior Preferred Stock," and send such New Senior Preferred Stock and/or Old Senior Preferred Stock to the address(es) so indicated. Any transfer of Old Senior Preferred Stock to a different holder must be completed, according to the provisions on transfer of Old Senior Preferred Stock contained in the Certificate of Designation.

          THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SENIOR PREFERRED STOCK" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD SENIOR PREFERRED STOCK AS SET FORTH IN SUCH BOX BELOW.

                                  INSTRUCTIONS

                    Forming Part of the Terms and Conditions
                             of the Exchange Offer

     1. Guarantee of Signatures. Signatures on this Letter of Transmittal or notice of withdrawal, as the case may be, must be guaranteed by an institution which falls within the definition of "eligible guarantor institution" contained in Rule 17Ad-15 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (hereinafter, an "Eligible Institution") unless (i) the Old Senior Preferred Stock tendered hereby is tendered by the Holder(s) of the Old Senior Preferred Stock who has (have) not completed the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) the Old Senior Preferred Stock is tendered for the account of an Eligible Institution.

     2. Delivery of this Letter of Transmittal and Old Senior Preferred Stock; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used: (i) by all Holders who are not ATOP members, (ii) by Holders who are ATOP members but choose not to use ATOP or (iii) if the Old Senior Preferred Stock is to be tendered in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." To validly tender Old Senior Preferred Stock, a Holder must physically deliver a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and all other required documents to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date (as defined below) or the Holder must properly complete and duly execute an ATOP ticket in accordance with DTC procedures. Otherwise, the Holder must comply with the guaranteed delivery procedures set forth in the next paragraph. Notwithstanding anything to the contrary in the Registration Rights Agreement, the term "Expiration Date" means 5:00 p.m., New York City time, on ___________, 1997 (or such later date to which the Company may, in its sole discretion, extend the Exchange Offer). If this Exchange Offer is extended, the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company expressly reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open by giving oral (confirmed in writing) or written notice of such extension to the Exchange Agent and by making a public announcement of such extension prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

      LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY OR TO DTC.

     If a Holder of the Old Senior Preferred Stock desires to tender such Old Senior Preferred Stock and time will not permit such Holder's required documents to reach the Exchange Agent before the Expiration Date, a tender may be effected if (a) the tender is made through an Eligible Institution; (b) on or prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Senior Preferred Stock and the liquidation preference of Old Senior Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, any documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (c) all other documents required by the Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. See "The Exchange Offer--Guaranteed Delivery Procedures" as set forth in the Prospectus.

     Only a Holder of Old Senior Preferred Stock may tender Old Senior Preferred Stock in the Exchange Offer. The term "Holder" as used herein with respect to the Old Senior Preferred Stock means any person in whose name Old Senior Preferred Stock are registered on the books of the Trustee. If the Letter of Transmittal or any Old Senior Preferred Stock is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be so submitted.

     Any beneficial Holder whose Old Senior Preferred Stock is registered in the name of his broker, dealer, commercial bank, trust company or other nominee and who wishes to validly surrender those Old Senior Preferred Stock in the Exchange Offer should contact such registered Holder promptly and instruct such registered Holder to tender on his behalf. If such beneficial Holder wishes to tender on his own behalf, such beneficial Holder must, prior to completing and executing the Letter of Transmittal, make appropriate arrangements to register ownership of the Old Senior Preferred Stock in such beneficial holder's name.
It is the responsibility of the beneficial holder to register ownership in his own name if he chooses to do so. The transfer of record ownership may take considerable time.

     The method of delivery of this Letter of Transmittal (or facsimile hereof) and all other required documents is at the election and risk of the exchanging Holder, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent before the Expiration Date. No Letters of Transmittal or Old Senior Preferred Stock should be sent to the Company.

     No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive notice of acceptance of their Old Senior Preferred Stock for exchange.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and or liquidation preference of the Old Senior Preferred Stock to which this Letter of Transmittal relates should be listed on a separate signed schedule attached hereto.

     4. Withdrawal of Tender. Tenders of Old Senior Preferred Stock may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     To be effective, a written or facsimile transmission notice of withdrawal must (i) be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date: (ii) specify the name of the person having tendered the Old Senior Preferred Stock to be withdrawn;
(iii) identify the Old Senior Preferred Stock to be withdrawn; and (iv) be (a) signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Senior Preferred Stock was tendered (including any required signature guarantees) or (b) accompanied by evidence satisfactory to the Company that the Holder withdrawing such tender has succeeded to beneficial ownership of such Old Senior Preferred Stock. If Old Senior Preferred Stock has been tendered pursuant to the ATOP procedure with DTC, any notice of withdrawal must otherwise comply with the procedures of DTC. Old Senior Preferred Stock properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Old Senior Preferred Stock may be retendered by again following one of the procedures described herein at any time prior to 5:00 p.m., New York City time, on the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by the Company, whose determinations will be final and binding on all parties. Neither the Company, the Exchange Agent, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities.

     5. Partial Tenders; Pro Rata Effect. Tenders of the Old Senior Preferred Stock will be accepted only in integral multiples of $1,000. If less than the entire liquidation preference evidenced by any Old Senior

Preferred Stock is to be tendered, fill in the liquidation preference that is to be tendered in the box entitled "Liquidation Preference Tendered" below. The entire liquidation preference of all Old Senior Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     6. Signatures on this Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Senior Preferred Stock tendered hereby, the signature must correspond with the name as written on the face of the certificate representing such Old Senior Preferred Stock without alteration, enlargement or any change whatsoever.

     If any of the Old Senior Preferred Stock tendered hereby is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the Old Senior Preferred Stock tendered hereby is registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different registrations.

     When this Letter of Transmittal is signed by the Holder(s) of Old Senior Preferred Stock listed and tendered hereby, no endorsements or separate bond powers are required.

     If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     7. Special Delivery Instructions. Tendering Holders should indicate in the applicable box the name and address to which New Senior Preferred Stock issued in consideration of Old Senior Preferred Stock accepted for exchange, or Old Senior Preferred Stock for liquidation preference amounts not exchanged or not tendered, is to be sent, if different from the name and address of the person signing this Letter of Transmittal.

     8. Waiver of Conditions. The Company reserves the absolute right to waive any of the specified conditions in the Exchange Offer, in whole at any time or in part from time to time, in the case of any Old Senior Preferred Stock tendered hereby. See "The Exchange Offer--Conditions to the Exchange Offer" in the Prospectus.

     9. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Senior Preferred Stock pursuant to the Exchange Offer. If, however, New Senior Preferred Stock and/or substitute Old Senior Preferred Stock for liquidation preference amounts not exchanged is to be delivered to any person other than the Holder of the Old Senior Preferred Stock or if a transfer tax is imposed for any reason other than the exchange of Old Senior Preferred Stock pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted, the amount of such transfer taxes will be billed directly to such tendering Holder.

     10. Irregularities. All questions as to validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Senior Preferred Stock will be resolved by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of any particular Old Senior Preferred Stock that are not in proper form, or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defect, irregularity or condition of tender with regard to any particular Old Senior Preferred Stock. The Company's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities. Tenders of Old Senior Preferred Stock will not be deemed to have been made until all defects and irregularities have been cured or waived. Any Old Senior Preferred Stock received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder, unless otherwise provided by this Letter of Transmittal, as soon as practicable following the Expiration Date.

     11. Dividends on Exchanged Old Senior Preferred Stock. Holders whose Old Senior Preferred Stock is accepted for exchange will not receive accrued dividends thereon on the date of exchange. Instead, dividends accruing from July 25, 1997 through the Expiration Date will be payable on the New Senior Preferred Stock on ____________, 1997, in accordance with the terms of the New Senior Preferred Stock. See "The Exchange Offer--Acceptance of Old Securities for Exchange; Delivery of New Securities" and "Description of Senior Preferred Stock" as set forth in the Prospectus.

     12. Mutilated, Lost, Stolen or Destroyed Certificates. Holders whose certificates for Old Senior Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), TOGETHER WITH ALL REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; and (ii) if applicable, an adequate basis for exemption.


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                                            PAYER'S NAME: HARRIS TRUST AND SAVINGS BANK
-----------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                  Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY       Social Security Number
Form W-9                    SIGNING AND DATING BELOW
Department of the
Treasury-Internal
Revenue Service                                                                                       OR
                                                                                                         --------------------------
                                                                                                      Employer Identification Number
-----------------------------------------------------------------------------------------------------------------------------------
                            Part 2 - Certification - Under penalties of perjury, I certify that:
Payer's Request for         (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a
Taxpayer                         number to be issued to me); and
Identification
Number ("TIN")              (2)  I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

                                 Certificate instruction -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
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                                                                                                     Part 3
                            SIGNATURE..........................DATE......................., 1997

                            NAME (Please Print)............................................          Awaiting TIN   [_]
-----------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


Signature.......................................Date............................



Name (Please Print).............................................................

--------------------------------------------------------------------------------

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

================================================================================
                         SPECIAL DELIVERY INSTRUCTIONS
                          (See Instructions 1 and 7)

To be completed ONLY if the New Senior Preferred Stock issued in consideration of Old Senior Preferred Stock exchanged, or certificates for Old Senior Preferred Stock in a or liquidation preference not surrendered for exchange are to be mailed to someone other than the undersigned or to the undersigned at an address other than that below.


Mail to:

Name:
      --------------------------------------------------------------------------
                                (Please Print)


Address:
         -----------------------------------------------------------------------
                                                          (Zip Code)
================================================================================


                         DESCRIPTION OF OLD SECURITIES
                          (See Instructions 2 and 7)

=========================================================================================================================
Name(s) and Address(es) of                                      Certificate(s)
   Registered Holder(s)                          (Attach additional signed list, if necessary)
(Please fill in, in blank)
-------------------------------------------------------------------------------------------------------------------------

                             --------------------------------------------------------------------------------------------
                                                            Aggregate Liquidation        Liquidation Preference of Old
                                                          Preference of Old Senior           Senior Preferred Stock
                             Certificate Number(s)/1/    Preferred Stock Evidenced by    Tendered/2/ (must be integral
                                                                Certificate(s)                multiples of $1,000)
                             --------------------------------------------------------------------------------------------

                             --------------------------------------------------------------------------------------------

                             --------------------------------------------------------------------------------------------

                             --------------------------------------------------------------------------------------------

                             --------------------------------------------------------------------------------------------
                              Total
=========================================================================================================================


           (Boxes below to be checked by Eligible Institutions only)

[_] CHECK HERE IF TENDERED OLD SENIOR PREFERRED STOCK IS BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution______________________________________________

     DTC Account Number_________________________________________________________

     Transaction Code Number____________________________________________________

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD SENIOR PREFERRED STOCK IS BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)____________________________________________

     Window Ticket Number (if any)______________________________________________

     Date of Execution of Notice of Guaranteed Delivery_________________________

     Name of Institution which Guaranteed Delivery______________________________

     If Guaranteed Delivery is to be made by Book-Entry Transfer:

     Name of Tendering Institution______________________________________________

     DTC Account Number_________________________________________________________

     Transaction Code Number____________________________________________________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD SENIOR PREFERRED STOCK IS TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD SENIOR PREFERRED STOCK FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name____________________________________________________________________________

Address_________________________________________________________________________

       _________________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

--------------------------------------------------------------------------------
                              PLEASE SIGN HERE
              WHETHER OR NOT OLD SENIOR PREFERRED STOCK ARE BEING
                          PHYSICALLY TENDERED HEREBY


          X    __________________________________        __________________

          X    __________________________________        __________________
               Signature(s) of Owner(s)                        Dated
               of Authorized Signatory


Area Code and Telephone Number:____________________________________________

This box must be signed by registered holder(s) of Old Senior Preferred Stock as their name(s) appear(s) on certificate(s) for Old Senior Preferred Stock hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter (including such opinions of counsel, certifications and other information as may be required by the Company or the Transfer Agent for the Old Senior Preferred Stock to comply with the restrictions on transfer applicable to the Old Senior Preferred Stock). If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Name(s)_________________________________________________________________________

________________________________________________________________________________
                                (Please Print)

Capacity (full title)___________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________
                              (Include Zip Code)

Tax Identification or Social Security Number(s)_________________________________

________________________________________________________________________________


                           Guarantee of Signature(s)
              (See Instructions 1 and 6 to determine if required)

Authorized Signature____________________________________________________________

Name____________________________________________________________________________

Name of Firm____________________________________________________________________

Title___________________________________________________________________________

Address_________________________________________________________________________

Area Code and Telephone Number__________________________________________________

Dated___________________________________________________________________________

--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9


Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.


          ----------------------------------------------------------------------
          For this type                             Give the SOCIAL
          of account:                               SECURITY number
                                                    of--
          ----------------------------------------------------------------------
1.        Individual                                The individual


2.        Two or more individuals                   The actual owner of the
          (joint account)                           account or, if combined
                                                    funds, the first
                                                    individual on the
                                                    account./4/


3.        Custodian account of a minor              The minor/6/
          (Uniform Gift to Minors Act)


4.a.      The usual revocable savings               The grantor-trustee
          trust (grantor is also trustee)

  b.      So-called trust account that is           The actual owner
          not a legal or valid trust under
          State law

5.        Sole proprietorship                       The owner 1/
                                                              -





          ----------------------------------------------------------------------
          For this type                                 Give the EMPLOYER
          of account:                                   IDENTIFICATION
                                                        number of--
          ----------------------------------------------------------------------

6.        Sole proprietorship                           The owner/3/

7.        A valid trust, estate, or pension             Legal entity/5/
          trust


8.        Corporate                                     The corporation

9.        Association, club, religious,                 The organization
          charitable, educational or other
          tax-exempt organization

10.       Partnership                                   The partnership


11.       A broker or registered nominee                The broker or nominee


12.       Account with the Department of                The public entity
          Agriculture in the name of a
          public entity (such as a State or
          local government, school
          district, or prison) that receives
          agricultural program payments


            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    PAGE 2

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

(1)   A corporation.
(2) An organization exempt from tax under section 501(a), or an individual retirement plan or custodial account under section 403(b)(7).
(3)   The United States or any agency or instrumentality thereof.
(4) A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
(5) A foreign government, a political subdivision of a foreign government, or an agency or instrumentality thereof.
(6)   An international organization or any agency or instrumentality thereof.
(7)   A foreign central bank of issue.
(8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
(9) A futures commission merchant registered with the Commodity Futures Trading Commission.
(10)  A real estate investment trust.
(11) An entity registered at all times under the Investment Company Act of 1940.
(12)  A common trust fund operated by a bank under section 584(a).
(13)  A financial institution.
(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.
(15)  An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 .     Payments to nonresident aliens subject to withholding under section 1441.
 .     Payments to partnerships not engaged in a trade or business in the U.S.
      and which have at least one nonresident partner.
 .     Payments of patronage dividends not paid in money.
 .     Payments made by certain foreign organizations.

      Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 .     Payments of tax-exempt interest (including exempt-interest dividends under section 852).
 .     Payments described in section 6049(b)(5) to nonresident aliens.
 .     Payments on tax-free covenant bonds under section 1451.
 .     Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, royalties, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Failure to Report Certain Dividend and Interest Payments. If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

 1.  Need not be completed if Old Senior Preferred Sock are being tendered by book-entry transfer.

2. Unless otherwise indicated, the entire liquidation preference of Old Senior Preferred Stock evidenced by any certificate will be deemed to have been tendered.

0/   You must show your individual name, but you may also enter your business
-    or "doing business as" name. You may use either your SSN or EIN.

0/   List first and circle the name of the person whose number you furnish.
-

0/   List first and circle the name of the legal trust, estate, or pension
- trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

0/   Circle the minor's name and furnish the minor's social security number.
-